PUTNAM FUNDS

Plan pursuant to Rule 18f-3(D) under the Investment Company Act of 1940

Effective November 1, 1999, as most recently amended October 7, 2005

Each of the open-end investment companies managed by Putnam Investment Management, LLC (each a "Fund" and, together, the "Funds") may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares, Class I shares, Class M shares, Class P shares, Class R shares, Class S shares, Class T shares and Class Y shares. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect. The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this Plan. Except as noted below, expenses are allocated among the classes of shares of each Fund based upon the net assets of each Fund attributable to shares of each class. This Plan is subject to change, to the extent permitted by law and by the Agreement and Declaration of Trust and By-laws of each Fund, by action of the Trustees of each Fund. This Plan does not apply to the shares of Putnam Variable Trust or any other open-end investment company managed by Putnam Investment Management, LLC that may from time to time maintain a separate plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.

CLASS A SHARES

Distribution and Service Fees

Class A shares pay distribution and service fees pursuant to plans (the "Class A Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Class A shares also bear any costs associated with obtaining shareholder approval of the Class A Plans (or an amendment to a Class A Plan). Pursuant to the Class A Plans, Class A shares may pay up to 0.35% of the relevant Fund's average net assets attributable to the Class A shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class A Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.


Conversion Features

Class A shares do not convert to any other class of shares.

Exchange Features

Class A shares of any Fund other than Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder's option, for Class A shares of any other Fund that offers Class A shares without the payment of a sales charge, provided that Class A shares of such other Fund are available to residents of the relevant state. Class A shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder's option, for Class A shares of any other Fund that offers Class A shares without the payment of a contingent deferred sales charge (a "CDSC"), but may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A shares.

In addition, Class A shares of Putnam Money Market Fund that are offered in conjunction with Class Y shares of other Putnam Funds may be exchanged, at the holder's option, for Class Y shares of such other Funds without the payment of a CDSC.

Initial Sales Charge

Class A shares are offered at a public offering price that is equal to their net asset value ("NAV") plus a sales charge of up to 5.25% of the public offering price (which maximum may be less for certain Funds, as described in each Fund's registration statement or prospectus and statement of additional information as from time to time in effect). The sales charges on Class A shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class A shares of $1 million or more that are redeemed within eighteen months of purchase may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund's registration statement or prospectus and statement of additional information as from time to time in effect. Class A shares are not otherwise subject to a CDSC.

The CDSC on Class A shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS B SHARES

Distribution and Service Fees

Class B shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class B Plans"). Class B shares also bear any costs associated with obtaining shareholder approval of the Class B Plans (or an amendment to a Class B Plan). Pursuant to the Class B Plans, Class B shares may pay up to 1.00% of the relevant Fund's average net assets attributable to Class B shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class B Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class B shares automatically convert to Class A shares of the same Fund no later than the end of the month in which the eighth anniversary of the date of purchase occurs (or such earlier date as the Trustees of a Fund may authorize), except that Class B shares purchased through the reinvestment of dividends and other distributions on Class B shares convert to Class A shares at the same time as the shares with respect to which they were purchased are converted and Class B shares acquired by the exchange of Class B shares of another Fund will convert to Class A shares based on the time of the initial purchase.

Exchange Features

Class B shares of any Fund may be exchanged, at the holder's option, for Class B shares of any other Fund that offers Class B shares without the payment of a sales charge, provided that Class B shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class B shares.

Initial Sales Charge

Class B shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class B shares that are redeemed within 6 years of purchase are subject to a CDSC of up to 5.00% of either the purchase price or the NAV of the shares redeemed, whichever is less (which period may be shorter and which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect); such percentage declines the longer the shares are held, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect. Class B shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class B shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS C SHARES

Distribution and Service Fees

Class C shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class C Plans"). Class C shares also bear any costs associated with obtaining shareholder approval of the Class C Plans (or an amendment to a Class C Plan). Pursuant to the Class C Plans, Class C shares may pay up to 1.00% of the relevant Fund's average net assets attributable to the Class C shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class C Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class C shares do not convert to any other class of shares.

Exchange Features

Class C shares of any Fund may be exchanged, at the holder's option, for Class C shares of any other Fund that offers Class C shares without the payment of a sales charge, provided that Class C shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class C shares. Exchange privileges for Class C shares offered outside the United States may vary.

Initial Sales Charge

Class C shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class C shares are subject to a 1.00% CDSC if the shares are redeemed within one year of purchase. The CDSC on Class C shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS I SHARES

Distribution and Service Fees

Class I shares do not pay a distribution fee.


Conversion Features

Class I shares do not convert to any other class of shares.

Exchange Features

Class I shares may not be exchanged for shares of any other Fund.

Initial Sales Charge

Class I shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class I shares are not subject to any CDSC.

CLASS M SHARES

Distribution and Service Fees

Class M shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class M Plans"). Class M shares also bear any costs associated with obtaining shareholder approval of the Class M Plans (or an amendment to a Class M Plan). Pursuant to the Class M Plans, Class M shares may pay up to 1.00% of the relevant Fund's average net assets attributable to Class M shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class M Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class M shares do not convert to any other class of shares.

Exchange Features

Class M shares of any Fund other than Putnam Money Market Fund may be exchanged, at the holder's option, for Class M shares of any other Fund that offers Class M shares without the payment of a sales charge, provided that Class M shares of such other Fund are available to residents of the relevant state. Class M shares of Putnam Money Market Fund may be exchanged, at the holder's option, for Class M shares of any other Fund that offers Class M shares without the payment of a CDSC, but may be subject to a front-end sales charge upon such exchange. Exchange privileges for Class M shares offered outside the United States may vary.

Initial Sales Charge

Class M shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 3.50% of the public offering price (which maximum may be less for certain Funds, as described in each Fund's registration statement or prospectus and statement of additional information as from time to time in effect). The sales charges on Class M shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Certain purchases of Class M that are redeemed within one year of purchase may be subject to a CDSC of up to 0.65% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund's registration statement or prospectus and statement of additional information as from time to time in effect. Class M shares are otherwise not subject to a CDSC.

CLASS P SHARES

Distribution and Service Fees

Class P shares do not pay a distribution fee.

Conversion Features

Class P shares do not convert to any other class of shares.

Exchange Features

Class P shares may not be exchanged for shares of any other Fund.

Initial Sales Charge

Class P shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class P shares are not subject to any CDSC.

CLASS R SHARES

Distribution and Service Fees

Class R shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class R Plans"). Class R shares also bear any costs associated with obtaining shareholder approval of the Class R Plans (or an amendment to a Class R Plan). Pursuant to the Class R Plans, Class R shares may pay up to 1.00% of the relevant Fund's average net assets attributable to Class R shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class R Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class R shares do not convert to any other class of shares.

Exchange Features

Class R shares of any Fund may be exchanged, at the holder's option, for Class R shares of any other Fund that offers Class R shares without the payment of a sales charge, provided that Class R shares of such other Fund are available to residents of the relevant state.

Initial Sales Charge

Class R shares are offered at their NAV, without any sales charge.



Contingent Deferred Sales Charge

Class R shares are not subject to any CDSC.

CLASS S SHARES

Distribution and Service Fees

Class S shares pay distribution and service fees pursuant to plans (the "Class S Plans") adopted pursuant to Rule 12b-1 under the 1940 Act. Class S shares also bear any costs associated with obtaining shareholder approval of the Class S Plans (or an amendment to a Class S Plan). Pursuant to the Class S Plans, Class S shares may pay up to 0.25% of the relevant Fund's average net assets attributable to the Class S shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class S Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class S shares do not convert to any other class of shares.

Exchange Features

Class S shares may not be exchanged for shares of any other Fund.

Initial Sales Charge




Class S shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class S shares are not subject to any CDSC.


CLASS T SHARES

Distribution and Service Fees

Class T shares pay distribution and service fees pursuant to plans (the "Class T Plans") adopted pursuant to Rule 12b-1 under the 1940 Act. Class T shares also bear any costs associated with obtaining shareholder approval of the Class T Plans (or an amendment to a Class T Plan). Pursuant to the Class T Plans, Class T shares may pay up to 0.35% of the relevant Fund's average net assets attributable to the Class T shares (which percentage may be less for certain Funds, as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class T Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus and statement of additional information of each Fund as from time to time in effect.

Conversion Features

Class T shares do not convert to any other class of shares.

Exchange Features

Class T shares of any Fund may be exchanged, at the holder's option, for Class A or T shares of any other Fund that offers Class A or T shares without the payment of a CDSC, provided that Class A or T shares of such other Fund are available to residents of the relevant state. Such exchanges may be subject to a front-end sales charge. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A or T shares.

Initial Sales Charge

Class T shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 5.25% of the public offering price (which maximum may be less for certain Funds, as described in each Fund's registration statement or prospectus and statement of additional information as from time to time in effect). The sales charges on Class T shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class T shares that (1) were acquired by exchanging shares from another Fund that were purchased without an initial sales charge and
(2) are redeemed within eighteen months of such original purchase are subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class T shares are not otherwise subject to a CDSC.

The CDSC on Class T shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds' registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS Y SHARES

Distribution and Service Fees

Class Y shares do not pay a distribution fee.

Conversion Features

Class Y shares do not convert to any other class of shares.

Exchange Features

Class Y shares of any Fund may be exchanged, at the holder's option, for Class Y shares of any other Fund that offers Class Y shares without the payment of a sales charge, provided that Class Y shares of such other Fund are available to residents of the relevant state, and further provided that shares of such other Fund are available through the relevant retirement plan or platform.

In addition, Class Y shares of any Fund that are offered in conjunction with Class A shares of Putnam Money Market Fund may be exchanged, at the holder's option, for Class A shares of Putnam Money Market Fund without the payment of a CDSC.


Initial Sales Charge

Class Y shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class Y shares are not subject to any CDSC.